UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016 (April 14, 2016)

QUORUM HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37550	47-4725208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

A copy of materials that will be used in investor presentations delivered by management of Quorum Health Corporation (the “Company”) in connection with the previously announced spin-off of the Company from Community Health Systems, Inc., is attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Investor Presentation Materials”). The Company expects to use the Investor Presentation Materials, in whole or in part, in connection with presentations to investors, analysts and others commencing as soon as April 14, 2016.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Investor Presentation Materials, dated April 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUORUM HEALTH CORPORATION

Date: April 14, 2016	By:	/s/ Michael J. Culotta
	Name:	Michael J. Culotta
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Investor Presentation Materials, dated April 14, 2016.